                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

Available Amount to Note Holders:                                                                3,457,192.68

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                           --
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances                                                          9,711.44
         (b) Servicer Fees from current and prior Collection Period                                 26,174.47
         (c) Servicing Charges inadvertantly deposited in Collection Account                             --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                                6,066.24
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                    --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                         --
         Class A-2 Note Interest                                                                         --
         Class A-3 Note Interest                                                                         --
         Class A-4 Note Interest                                                                   243,862.79

(viii)  Class B-1 Note Interest                                                                      7,362.12
(ix)    Class B-2 Note Interest                                                                      4,769.33
(x)     Class B-3 Note Interest                                                                      6,260.81
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
         Class A-1 Principal Distribution Amount                                                          --
         Class A-2 Principal Distribution Amount                                                          --
         Class A-3 Principal Distribution Amount                                                          --
         Class A-4 Principal Distribution Amount                                                 2,951,098.56
(xii)   Note Insuer Reimbursement Amount                                                                  --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              137,415.69
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal               64,054.58
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                     --
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                              --
(xviii) Remaining Amount to Residual Holder                                                               --

             Reviewed By:


             -----------------------------------------------------------------
             Joel Cappon
             Controller, American Express Business Finance


**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2001




                 Initial             Beginning            Base          Additional         Total          Ending          Ending
                Principal            Principal          Principal        Principal       Principal       Principal      Certificate
Class            Balance              Balance         Distribution     Distribution    Distribution      Balance          Factor
------           --------          --------------    -------------   --------------   -------------    -------------     ----------
Class A-1        70,687,140.00              --              --             --               --                 --         0.0000000
Class A-2        53,856,869.00              --              --             --               --                 --         0.0000000
Class A-3        52,510,447.00              --              --             --               --                 --         0.0000000
Class A-4        70,687,140.00      51,996,330.01    2,951,098.56          --        2,951,098.56      49,045,231.46      0.6938353
                 -------------      -------------    ------------    -------------   ------------      -------------      ---------

Total Class A   247,741,596.00      51,996,330.01    2,951,098.56          --        2,951,098.56      49,045,231.46      0.1979693
Class B-1         5,385,687.00       1,203,616.39      137,415.69          --          137,415.69       1,066,200.71      0.1979693
Class B-2         2,692,843.00         601,808.09       64,054.58          --           64,054.58         537,753.51      0.1996973
Class B-3         5,385,687.00       1,203,616.40           --             --               --          1,203,616.40      0.2234843
                 -------------      -------------    ------------    -------------   ------------      -------------
Total           261,205,813.00      55,005,370.89    3,152,568.82          --         3,152,568.82    51,852,802.08


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2001                                             426,665.11
     Add: Investment earnings on amounts in Collection Account                                        2,675.47
     Add: Payments due Collection Account from last 3 business days of Collection Period            840,873.13
     Less: Amounts inadvertantly deposited into collection account                                      416.67
     Add: Additional contribution for terminated trade-ups and rebooked leases                              --
     Add: Servicer Advance on current Determination Date                                          2,187,395.64
                                                                                                 -------------
     Available Funds on Payment Date                                                              3,457,192.68
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,457,192.68
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,457,192.68
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               9,711.44
     Unreimbursed Servicer Advances paid                                                              9,711.44
                                                                                                 -------------
     Unreimbursed Servicer Advances remaining unpaid                                                        --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,447,481.24
SERVICER FEES
     Servicer Fees due                                                                               26,174.47
     Servicer Fees paid                                                                              26,174.47
                                                                                                 -------------
     Servicer Fees remaining unpaid                                                                         --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,421,306.77
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                              --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,421,306.77
PREMIUM AMOUNT
     Premium Amount due                                                                               6,066.24
     Premium Amount paid                                                                              6,066.24
                                                                                                 -------------
     Premium Amount remaining unpaid                                                                        --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,415,240.53
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                          416.67
     Indenture Trustee Fee paid                                                                         416.67
                                                                                                 -------------
     Indenture Trustee Fee remaining unpaid                                                                 --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,414,823.87
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                   --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                              75,000.00
                                                                                                 -------------
     Total Indenture Trustee Expenses paid                                                                  --
                                                                                                 -------------
     Indenture Trustee Expenses unpaid                                                                      --

REMAINING AVAILABLE FUNDS                                                                         3,414,823.87
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                --
     Class A-2 Note Interest                                                                                --
     Class A-3 Note Interest                                                                                --
     Class A-4 Note Interest                                                                        243,862.79
                                                                                                 -------------
     Total Class A Interest due                                                                     243,862.79
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,170,961.08
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                      7,362.12
     Class B-1 Note Interest paid                                                                     7,362.12
                                                                                                 -------------
     Class B-1 Note Interest remaining unpaid                                                               --
                                                                                                 -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

REMAINING AVAILABLE FUNDS                                                                         3,163,598.96
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                      4,769.33
     Class B-2 Note Interest paid                                                                     4,769.33
                                                                                                 -------------
     Class B-2 Note Interest remaining unpaid                                                               --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,158,829.63
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                      6,260.81
     Class B-3 Note Interest paid                                                                     6,260.81
                                                                                                 -------------
     Class B-3 Note Interest remaining unpaid                                                               --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                         3,152,568.82
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                               2,951,098.56
     Class A Note Principal Balance as of preceding Payment Date                                 51,996,330.01
                                                                                                 -------------
     Class A Base Principal Distribution Amount paid                                              2,951,098.56
                                                                                                 -------------
     Class A Base Principal Distribution Amount remaining unpaid                                            --

     Class A-1 Note Principal Balance as of preceding Payment Date                                          --
     Class A-1 Base Principal Distribution Amount paid                                                      --
                                                                                                 -------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                    --
                                                                                                 -------------

     Remaining Class A Base Principal Distribution Amount                                         2,951,098.56
                                                                                                 -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                          --
     Class A-2 Base Principal Distribution Amount paid                                                      --
                                                                                                 -------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                    --

     Remaining Class A Base Principal Distribution Amount                                         2,951,098.56
                                                                                                 -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                          --
     Class A-3 Base Principal Distribution Amount paid                                                      --
                                                                                                 -------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                    --

     Remaining Class A Base Principal Distribution Amount                                         2,951,098.56
                                                                                                 -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                               51,996,330.01
     Class A-4 Base Principal Distribution Amount paid                                            2,951,098.56
                                                                                                 -------------
     Class A-4 Note Principal Balance after distribution on Payment Date                         49,045,231.46

REMAINING AVAILABLE FUNDS                                                                           201,470.26

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                                   --
     Note Insuer Reimbursement Amount paid                                                                  --
                                                                                                 -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                      --
REMAINING AVAILABLE FUNDS                                                                           201,470.26

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                                1,203,616.39
     Class B-1 Base Principal Distribution due                                                      137,415.69
     Class B-1 Base Principal Distribution paid                                                     137,415.69
                                                                                                 -------------
     Class B-1 Base Principal Distribution remaining unpaid                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

     Class B-1 Note Principal Balance after distribution on Payment Date                          1,066,200.71

REMAINING AVAILABLE FUNDS                                                                            64,054.58

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                                  601,808.09
     Class B-2 Base Principal Distribution due                                                       68,707.83
     Class B-2 Base Principal Distribution paid                                                      64,054.58
                                                                                                 -------------
     Class B-2 Base Principal Distribution remaining unpaid                                           4,653.25
     Class B-2 Note Principal Balance after distribution on Payment Date                            537,753.51
REMAINING AVAILABLE FUNDS                                                                                   --
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                                1,203,616.40
     Class B-3 Base Principal Distribution due                                                      137,415.69
     Class B-3 Base Principal Distribution paid                                                             --
                                                                                                 -------------
     Class B-3 Base Principal Distribution remaining unpaid                                         137,415.69
     Class B-3 Note Principal Balance after distribution on Payment Date                          1,203,616.40
REMAINING AVAILABLE FUNDS                                                                                   --

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
     Principal Amount paid to A noteholders, otherwise paid to B-1                                          --
     Principal Amount paid to A noteholders, otherwise paid to B-2                                          --
     Principal Amount paid to A noteholders, otherwise paid to B-3                                          --
                                                                                                 -------------
     Total Principal Amount paid to A noteholders, otherwise to be paid to B                                --
REMAINING AVAILABLE FUNDS                                                                                   --

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                        --
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                        --

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                        --
                                                                                                 -------------
REMAINING AVAILABLE FUNDS                                                                                   --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                            --
     Remaining Indenture Trustee Expenses paid                                                              --
                                                                                                 -------------
     Remaining Indenture Trustee Expenses unpaid                                                            --
REMAINING AVAILABLE FUNDS                                                                                   --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                               --
     Other Amounts Due Servicer under Servicing Agreement paid                                              --
                                                                                                 -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                  --
REMAINING AVAILABLE FUNDS                                                                                   --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                     62,818,730.02
      ADCPB, end of Collection Period                                           59,789,263.13
                                                                                -------------
      Base Principal Amount                                                      3,029,466.89

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period            2,355,774.25
      Servicing Advances collected during the current Collection Period          2,346,062.81
                                                                                -------------
      Unreimbursed Servicing Advances as of current Determination Date               9,711.44


CALCULATION OF INTEREST DUE

                      Beginning                             Current                      Total
                      Principal           Interest         Interest       Overdue       Interest
Class                 Balance               Rate             Due          Interest         Due
---------           -------------         --------        ----------     ---------      ----------
Class A-1                      --          5.2150%                --           --               --
Class A-2                      --          5.4900%                --           --               --
Class A-3                      --          5.4500%                --           --               --
Class A-4           51,996,330.01          5.6280%        243,862.79           --       243,862.79
Class B-1            1,203,616.39          7.3400%          7,362.12           --         7,362.12
Class B-2              601,808.09          9.5100%          4,769.33           --         4,769.33
Class B-3            1,203,616.40          6.2420%          6,260.81           --         6,260.81
                    -------------         -------         ----------      -------       ----------
                    55,005,370.89          5.7214%        262,255.05           --       262,255.05


CALCULATION OF PRINCIPAL DUE

                   Base          Base                        Total
                Principal       Principal     Overdue        Principal
Class          Amount Pct.       Amount      Principal          Due
----------    -------------   ------------   -----------   ------------
Class A          94.845%      2,873,308.80     77,789.75   2,951,098.56
Class B-1         2.062%         62,463.24     74,952.45     137,415.69
Class B-2         1.031%         31,231.61     37,476.22      68,707.83
Class B-3         2.062%         62,463.24     74,952.45     137,415.69
                              ------------   -----------   ------------
                              3,029,466.89    265,170.87   3,294,637.76

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                              62,818,730.02
      Servicer Fee Rate                                                           0.500%
      One-twelfth                                                                  1/12
                                                                         --------------
      Servicer Fee due current period                                         26,174.47
      Prior Servicer Fee arrearage                                                   --
                                                                         --------------
      Servicer Fee due                                                        26,174.47

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the
        immediately preceding Collection Period                           51,996,330.01
      Premium Rate                                                                0.140%
      One-twelfth                                                                  1/12
                                                                         --------------
      Premium Amount due Current Period                                        6,066.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

      Prior Premium Amount arrearage                                                 --
                                                                         --------------
      Total Premium Amount due                                                 6,066.24

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                   416.67
      Prior Indenture Trustee Fee arrearage                                          --
                                                                         --------------
      Total Indenture Trustee Fee due                                            416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                 --
      Prior Indenture Trustee Expenses arrearage                                     --
                                                                         --------------
      Total Indenture Trustee Expenses due                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under
         Servicing Agreement - current period                                        --
      Prior Other Amounts Due Servicer under
         Servicing Agreement - arrearage                                             --
                                                                         --------------
      Total Other Amounts Due Servicer under Servicing Agreement                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


RESTRICTING EVENT DETERMINATION:

                                                                    Yes/No
                                                                    ------
      A) Event of Servicer Termination (Yes/No)                       No
      B) Note Insuer has Made a Payment (Yes/No)                      No
      C) Gross Charge Off Event has Occurred (Yes/No)                 No
      D) Delinquency Trigger Event has Occurred (Yes/No)              No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                             Yes/No
                                                                                             ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest requried to be made under the terms of such Notes or the Indenture when
due; and,                                                                                     No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date,the Class A-4 Maturity Date, the Class B-1 Maturity
Date, the Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
Notes, or Class B-3 Notes, as the case may be.                                                 No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


 Section                                     Event                                             Yes/No
 ---------    -------------------------------------------------------------------------       -------
 6.01(i)      Failure to make payment requried                                                   No
 6.01(ii)     Failure to submit Monthly Statement                                                No
 6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                No
 6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                      No
 6.01(v)      Servicer files a volunatry petition for bankruptcy                                 No
 6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
                withdrawn or dimissed within 60 days                                             No
 6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement          No
 6.01(viii)   Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


Gross Charge Event Calculation:

                                                                    Result
                                                                    ------
      Gross Charge Off Ratio Current Period                        -1.04%
      Gross Charge Off Ratio Prior Period                           3.78%
      Gross Charge Off Ratio Second Prior Period                    0.85%
                                                                   ------
      Average of Gross Charge Off Ratio for Three Periods           1.20%
      Maximum Allowed                                               2.50%

      Gross Charge Off Ratio:

                           ADCPB of                                                       Gross Charge Off Ratio
                         All Defaulted      Less                         End of Month          Charge Offs/
                           Contracts      Recoveries     Charge Offs        ADCPB                 ADCPB
                         -------------    ----------     -----------     ------------     ----------------------

Current Period              24,108.39      75,890.55     -51,782.16     59,789,263.13             -1.04%
Prior Period               372,616.99     174,637.53     197,979.46     62,818,730.02              3.78%
Second Prior Period        199,866.51     152,863.21      47,003.30     66,453,923.70              0.85%


Delinquency Event Calculation:

                                                               Results
                                                               -------
      Delinquency Trigger Ratio Current Period                  7.09%
      Delinquency Trigger Ratio Prior Period                    7.61%
      Delinquency Trigger Ratio Second Prior Period             7.42%
                                                                -----
      Average of Delinquency Trigger Ratios                     7.37%
      Maximum Allowed                                           7.50%

      Delinquency Trigger Ratio:

                             A                  B                   A/B
                             -                  -                   ---
                          ADCPB of            ADCPB of
                     Contract > 30 Days     All Contracts    Delinquency Trigger
                          Past Due         As of Month-End          Ratio:
                     ------------------    ---------------   -------------------
Current Period           4,240,535.63       59,844,742.27           7.09%
Prior Period             4,779,662.68       62,832,872.81           7.61%
Second Prior Period      4,931,918.90       66,453,923.70           7.42%

                                                      ADCPB                     Delinquency Ratio
                                                      -----                     -----------------

      Current                                       55,604,207                        92.91%
      31-60 Days Past Due                            1,957,307                         3.27%
      61-90 Days Past Due                            1,303,459                         2.18%
      91+ Days Past Due                                979,770                         1.64%
                                                       -------                         -----
      TOTAL                                         59,844,742                       100.00%

Substitution Limits

ADCPB as of Cut-Off Date                        269,284,343.00
Maximum Substitution (10% of Initial)            26,928,434.30

Prior month Cumulative ADCPB Substituted          9,981,879.15
Current month ADCPB Substituted                     467,683.00
                                                --------------
Cumulative ADCPB Substituted                     10,449,562.15

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


Available Amount to Note Holders:                                                                             4,981,903.31

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)              Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    -
(ii)             Indemnity Payments paid inadvertantly deposited in Collection Account                                   -
(iii)            Aggregate of:
                 (a) Unreimbursed Servicer Advances                                                              20,850.65
                 (b) Servicer Fees from current and prior Collection Period                                      37,958.94
                 (c) Servicing Charges inadvertantly deposited in Collection Account                                     -
(iv)             Premium Amount due on Payment Date and unpaid Premium Amounts                                   11,220.91
(v)              Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                        416.67
(vi)             Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                           -
(vii)            Class A-1 through A-4 Note Interest on a pari passu basis:
                 Class A-1 Note Interest                                                                                 -
                 Class A-2 Note Interest                                                                                 -
                 Class A-3 Note Interest                                                                                 -
                 Class A-4 Note Interest                                                                        367,404.56

(viii)           Class B-1 Note Interest                                                                          9,493.16
(ix)             Class B-2 Note Interest                                                                          7,884.71
(x)              Class B-3 Note Interest                                                                          6,243.05
(xi)             Class A Base Principal Distribution Amount plus Class A Overdue Principal
                 Class A-1 Principal Distribution Amount                                                                 -
                 Class A-2 Principal Distribution Amount                                                                 -
                 Class A-3 Principal Distribution Amount                                                                 -
                 Class A-4 Principal Distribution Amount                                                      4,140,281.23
(xii)            Note Insurer Reimbursement Amount                                                                       -
(xiii)           Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal                  140,742.93
(xiv)            Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal                  155,774.46
(xv)             Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal                   83,632.04
(xvi)            Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           -
(xvii)           Other Amounts Due Servicer under Servicing Agreement                                                    -
(xviii)          Remaining Amount to Residual Holder                                                                     -


                 Reviewed By:



                 --------------------------------------------------------------
                 Joel Cappon
                 Controller, American Express Business Finance

** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


AVAILABLE FUNDS
      Collection Account balance, as of October 31, 2001                                         421,152.18
      Add: Investment earnings on amounts in Collection Account                                    2,158.78
      Add: Payments due Collection Account from last 3 business days of Collection Period        401,937.09
      Less: Amounts inadvertantly deposited into collection account                                      --
      Add: Additional contribution for terminated trade-ups and rebooked leases                          --
      Add: Servicer Advance on current Determination Date                                      4,156,655.26
                                                                                              -------------
      Available Funds on Payment Date                                                          4,981,903.31
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,981,903.31
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,981,903.31
UNREIMBURSED SERVICER ADVANCES
      Unreimbursed Servicer Advances due                                                          20,850.65
      Unreimbursed Servicer Advances paid                                                         20,850.65
                                                                                              -------------
      Unreimbursed Servicer Advances remaining unpaid                                                    --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,961,052.66
SERVICER FEES
      Servicer Fees due                                                                           37,958.94
      Servicer Fees paid                                                                          37,958.94
                                                                                              -------------
      Servicer Fees remaining unpaid                                                                     --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,923,093.72
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,923,093.72
PREMIUM AMOUNT
      Premium Amount due                                                                          11,220.91
      Premium Amount paid                                                                         11,220.91
                                                                                              -------------
      Premium Amount remaining unpaid                                                                    --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,911,872.82
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
      Indenture Trustee Fee due                                                                      416.67
      Indenture Trustee Fee paid                                                                     416.67
                                                                                              -------------
      Indenture Trustee Fee remaining unpaid                                                             --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,911,456.15
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
      Total Indenture Trustee Expenses due                                                               --
      Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                              -------------
      Total Indenture Trustee Expenses paid                                                              --
                                                                                              -------------
      Indenture Trustee Expenses unpaid                                                                  --

REMAINING AVAILABLE FUNDS                                                                      4,911,456.15


FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
      Class A-1 Note Interest                                                                            --
      Class A-2 Note Interest                                                                            --
      Class A-3 Note Interest                                                                            --
      Class A-4 Note Interest                                                                    367,404.56
                                                                                              -------------
      Total Class A Interest due                                                                 367,404.56
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,544,051.59
CLASS B-1 NOTE INTEREST
      Class B-1 Note Interest due                                                                  9,493.16
      Class B-1 Note Interest paid                                                                 9,493.16
                                                                                              -------------
      Class B-1 Note Interest remaining unpaid                                                           --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,534,558.43
CLASS B-2 NOTE INTEREST
      Class B-2 Note Interest due                                                                  7,884.71
      Class B-2 Note Interest paid                                                                 7,884.71
                                                                                              -------------
      Class B-2 Note Interest remaining unpaid                                                           --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,526,673.72
CLASS B-3 NOTE INTEREST
      Class B-3 Note Interest due                                                                  6,243.05
      Class B-3 Note Interest paid                                                                 6,243.05
                                                                                              -------------
      Class B-3 Note Interest remaining unpaid                                                           --
                                                                                              -------------
REMAINING AVAILABLE FUNDS                                                                      4,520,430.67
CLASS A BASE PRINCIPAL DISTRIBUTION
      Class A Base Principal Distribution Amount due                                           4,140,281.23
      Class A Note Principal Balance as of preceding Payment Date                             76,943,362.76
                                                                                              -------------
      Class A Base Principal Distribution Amount paid                                          4,140,281.23
                                                                                              -------------
      Class A Base Principal Distribution Amount remaining unpaid                                        --

      Class A-1 Note Principal Balance as of preceding Payment Date                                      --
      Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                              -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                                --

      Remaining Class A Base Principal Distribution Amount                                     4,140,281.23
                                                                                              -------------

      Class A-2 Note Principal Balance as of preceding Payment Date                                      --
      Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                              -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                                --

      Remaining Class A Base Principal Distribution Amount                                     4,140,281.23
                                                                                              -------------

      Class A-3 Note Principal Balance as of preceding Payment Date                                      --
      Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                              -------------
      Class A-3 Note Principal Balance after distribution on Payment Date                                --

      Remaining Class A Base Principal Distribution Amount                                     4,140,281.23
                                                                                              -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE -- PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


      Class A-4 Note Principal Balance as of preceding Payment Date                           76,943,362.76
      Class A-4 Base Principal Distribution Amount paid                                        4,140,281.23
                                                                                              -------------
           Class A-4 Note Principal Balance after distribution on Payment Date                72,803,081.52

REMAINING AVAILABLE FUNDS                                                                        380,149.43

NOTE INSURER REIMBURSEMENT AMOUNT
      Note Insuer Reimbursement Amount due                                                               --
      Note Insuer Reimbursement Amount paid                                                              --
                                                                                              -------------
      Note Insuer Reimbursement Amount remaining unpaid                                                  --
REMAINING AVAILABLE FUNDS                                                                        380,149.43

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
      Class B-1 Note Principal Balance as of preceding Payment Date                            1,723,418.75
      Class B-1 Base Principal Distribution due                                                  140,742.93
      Class B-1 Base Principal Distribution paid                                                 140,742.93
                                                                                              -------------
           Class B-1 Base Principal Distribution remaining unpaid                                        --
           Class B-1 Note Principal Balance after distribution on Payment Date                 1,582,675.82

REMAINING AVAILABLE FUNDS                                                                        239,406.50

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
      Class B-2 Note Principal Balance as of preceding Payment Date                              947,112.37
      Class B-2 Base Principal Distribution due                                                  155,774.46
      Class B-2 Base Principal Distribution paid                                                 155,774.46
                                                                                              -------------
           Class B-2 Base Principal Distribution remaining unpaid                                       --
           Class B-2 Note Principal Balance after distribution on Payment Date                   791,337.91
REMAINING AVAILABLE FUNDS                                                                         83,632.04
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
      Class B-3 Note Principal Balance as of preceding Payment Date                            1,183,890.47
      Class B-3 Base Principal Distribution due                                                  194,718.08
      Class B-3 Base Principal Distribution paid                                                  83,632.04
                                                                                              -------------
           Class B-3 Base Principal Distribution remaining unpaid                                111,086.04
           Class B-3 Note Principal Balance after distribution on Payment Date                 1,100,258.43
REMAINING AVAILABLE FUNDS                                                                                --
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(II)
      Indenture Trustee Expenses unpaid per above                                                        --
      Remaining Indenture Trustee Expenses paid                                                          --
                                                                                              -------------
           Remaining Indenture Trustee Expenses unpaid                                                   --
REMAINING AVAILABLE FUNDS                                                                                --
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement due                                           --
      Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                              -------------
      Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
REMAINING AVAILABLE FUNDS                                                                                --
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED NOVEMBER 1, 2001





                   Initial         Beginning          Base          Additional       Total           Ending            Ending
                  Principal        Principal        Principal       Principal       Principal       Principal        Certificate
Class              Balance          Balance        Distribution    Distribution    Distribution      Balance           Factor
-------------   --------------   -------------     ------------    ------------    ------------    -------------   -------------
Class A-1        70,688,994.00           --               --                 --           --               --          0.0000000
Class A-2        57,258,085.00           --               --                 --           --               --          0.0000000
Class A-3        48,068,516.00           --               --                 --           --               --          0.0000000
Class A-4        84,119,903.00   76,943,362.76     4,140,281.23              --    4,140,281.23    72,803,081.52       0.8654680
                --------------   -------------     ------------    ------------    ------------    -------------       ---------
Total Class A   260,135,498.00   76,943,362.76     4,140,281.23              --    4,140,281.23    72,803,081.52       0.2798660
Class B-1         5,655,120.00    1,723,418.75       140,742.93              --      140,742.93     1,582,675.82       0.2798660
Class B-2         2,827,560.00      947,112.37       155,774.46              --      155,774.46       791,337.91       0.2798660
Class B-3         3,534,450.00    1,183,890.47        83,632.04              --       83,632.04     1,100,258.43       0.3112955
                --------------   -------------     ------------    ------------    ------------    -------------
Total           272,152,628.00   80,797,784.35     4,520,430.67              --    4,520,430.67    76,277,353.68

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
       ADCPB, beginning of Collection Period                                              91,101,449.97
       ADCPB, end of Collection Period                                                    86,769,905.73
                                                                                          -------------
       Base Principal Amount                                                               4,331,544.24

UNREIMBURSED SERVICING ADVANCES
       Unreimbursed Servicing Advances from previous Collection Period                     4,323,330.33
       Servicing Advances collected during the current Collection Period                   4,302,479.68
                                                                                           ------------
       Unreimbursed Servicing Advances as of current Determination Date                       20,850.65

CALCULATION OF INTEREST DUE

                  Beginning                              Current                                       Total
                  Principal         Interest             Interest               Overdue              Interest
   Class           Balance           Rate                  Due                 Interest                Due
-----------   ---------------      ---------------       ---------------      ----------------      --------------
Class A-1                  --               4.9670%                   --                   --                   --
Class A-2                  --               5.4500%                   --                   --                   --
Class A-3                  --               5.5400%                   --                   --                   --
Class A-4       76,943,362.76               5.7300%           367,404.56                   --           367,404.56
Class B-1        1,723,418.75               6.6100%             9,493.16                   --             9,493.16
Class B-2          947,112.37               9.9900%             7,884.71                   --             7,884.71
Class B-3        1,183,890.47               6.3280%             6,243.05                   --             6,243.05
              ---------------      ---------------       ---------------      ----------------      --------------
                80,797,784.35               5.8075%           391,025.48                   --           391,025.48

CALCULATION OF PRINCIPAL DUE

                       Base           Base                           Total
                     Principal      Principal        Overdue       Principal
 Class             Amount Pct.       Amount         Principal         Due
 ------            -----------    ------------    -------------   ------------
Class A              95.584%      4,140,281.23               --   4,140,281.23
Class B-1             2.078%         90,006.12        50,736.81     140,742.93
Class B-2             1.039%         45,003.06       110,771.40     155,774.46
Class B-3             1.299%         56,253.83       138,464.25     194,718.08
                                 -------------    -------------  -------------
                                  4,331,544.24       299,972.47   4,631,516.71

CALCULATION OF SERVICER FEE
       ADCPB as of the prior Calculation Date                                          91,101,449.97
       Servicer Fee Rate                                                                       0.500%
       One-twelfth                                                                              1/12
                                                                                      --------------
       Servicer Fee due current period                                                     37,958.94
       Prior Servicer Fee arrearage                                                               --
                                                                                      --------------
       Servicer Fee due                                                                    37,958.94

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CALCULATION OF PREMIUM AMOUNT
       Class A Principal Amount as of the immediately preceding Collection Period      76,943,362.76
       Premium Rate                                                                            0.175%
       One-twelfth                                                                              1/12
                                                                                      --------------
       Premium Amount due Current Period                                                   11,220.91
       Prior Premium Amount arrearage                                                             --
                                                                                      --------------
       Total Premium Amount due                                                            11,220.91

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
       Indenture Trustee Fee (per Payment Date)                                               416.67
       Prior Indenture Trustee Fee arrearage                                                      --
                                                                                      --------------
       Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
       Indenture Trustee Expenses due                                                             --
       Prior Indenture Trustee Expenses arrearage                                                 --
                                                                                      --------------
       Total Indenture Trustee Expenses due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement - current period                      --
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     --
                                                                                      --------------
       Total Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001





RESTRICTING EVENT DETERMINATION:

                                                                       Yes/No
                                                                       ------
      A) Event of Servicer Termination (Yes/No)                          No
      B) Note Insuer has Made a Payment (Yes/No)                         No
      C) Gross Charge Off Event has Occurred (Yes/No)                    No
      D) Delinquency Trigger Event has Occurred (Yes/No)                 No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                              Yes/No
                                                                              ------
    A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under the terms of such Notes or the
    Indenture when due; and,                                                   No

    B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
    Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
    the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
    Maturity Date, the Class B-1 Maturity Date, the Class B-2 Maturity
    Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
    Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2
    Notes, or Class B-3 Notes, as the case may be.                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                           Event                                                            Yes/No
      ---------                         -----                                                            -------
      6.01(i)           Failue to make payment requried                                                    No
      6.01(ii)          Failue to submit Monthly Statement                                                 No
      6.01(iii)         Failure to Observe Covenants in Servicing Agreement                                No
      6.01(iv)          Servicer consents to appointment of custodian, receiver, etc.                      No
      6.01(v)           Servicer files a volunatry petition for bankruptcy                                 No
      6.01(vi)          Petition under bankruptcy laws against Servicer is not stayed, withdrawn or
                        dimissed within 60 days                                                            No
      6.01(vii)         Assignment by Servicer to a delegate its rights under Servicing Agreement          No
      6.01(viii)        Servicer Trigger Event as contained in the Insurance Agreement has occurred.       No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


Gross Charge Event Calculation:

                                                                    Result
                                                                    ------
      Gross Charge Off Ratio Current Period                         -0.81%
      Gross Charge Off Ratio Prior Period                           -0.41%
      Gross Charge Off Ratio Second Prior Period                     3.00%
                                                                    -----
      Average of Gross Charge Off Ratio for Three Periods            0.59%
      Maximum Allowed                                                2.50%

      Gross Charge Off Ratio:

                             ADCPB of                                                            Gross Charge Off
                           All Defaulted     Less                            End of Month       Ratio: Charge Offs/
                            Contracts     Recoveries     Charge Offs            ADCPB                 ADCPB
                           ----------     ----------     -----------         -------------      -------------------
Current Period              73,603.65     132,325.50     -58,721.85          86,769,905.73            -0.81%
Prior Period                96,197.14     127,301.19     -31,104.05          91,101,449.97            -0.41%
Second Prior Period        446,848.77     207,567.06     239,281.71          95,643,306.76             3.00%


Delinquency Event Calculation:

                                                              Results
                                                              -------
      Delinquency Trigger Ratio Current Period                 6.86%
      Delinquency Trigger Ratio Prior Period                   7.48%
      Delinquency Trigger Ratio Second Prior Period            6.13%
                                                              -----
      Average of Delinquency Trigger Ratios                    6.82%
      Maximum Allowed                                          7.50%

      Delinquency Trigger Ratio:

                                          A                   B                 A/B
                                          -                   -                 ---
                                       ADCPB of            ADCPB of
                                  Contract > 30 Days     All Contracts     Delinquency Trigger
                                       Past Due         As of Month-End         Ratio:
                                  ------------------    ---------------    -------------------
      Current Period                 5,952,001.15         86,765,273.82          6.86%
      Prior Period                   6,817,141.83         91,139,188.46          7.48%
      Second Prior Period            5,865,699.70         95,643,306.76          6.13%

                                                       ADCPB                     Delinquency Ratio
                                                       -----                     -----------------
      Current                                        80,813,273                        93.14%
      31-60 Days Past Due                             2,624,985                         3.03%
      61-90 Days Past Due                             1,493,153                         1.72%
      91+ Days Past Due                               1,833,863                         2.11%
                                                      ---------                         -----
      TOTAL                                          86,765,274                       100.00%

Substitution Limits

      ADCPB as of Cut-Off Date                                                    226,204,781.43
      ADCPB added during Prefunding period                                        56,551,485.09
                                                                                  -------------
      Total Initial ADCPB                                                         282,756,266.53
      Maximum Substitution (10% of Initial)                                        28,275,626.65

      Prior month Cumulative ADCPB Substituted                                     22,854,297.33
      Current month ADCPB Substituted                                                483,840.93
                                                                                     ----------
      Cumulative ADCPB Substituted                                                 23,338,138.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

Available Amount to Note Holders:                                                            3,907,488.84
Reserve Account balance, beginning                                                                   0.62

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                           -
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                          -
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances                                                   32,030.80
           (b) Servicer Fees from current and prior Collection Period                           37,795.46
           (c) Servicing Charges inadvertantly deposited in Collection Account                          -
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees               416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                  -

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
           Class A-1 Note Interest                                                                   0.00
           Class A-2 Note Interest                                                                      -
           Class A-3 Note Interest                                                              33,519.27
           Class A-4 Note Interest                                                             360,555.57
(vii)    Class B Note Interest                                                                  56,565.39
(viii)   Class C Note Interest                                                                  42,160.86
(ix)     Class D Note Interest                                                                  12,870.58

(x)      Class A Base Principal Distribution Amount
           Class A-1 Principal Distribution Amount                                                   0.00
           Class A-2 Principal Distribution Amount                                                      -
           Class A-3 Principal Distribution Amount                                           2,688,553.44
           Class A-4 Principal Distribution Amount                                                      -
(xi)     Class B Base Principal Distribution Amount                                            254,101.09
(xii)    Class C Base Principal Distribution Amount                                            172,132.99
(xiii)   Class D Base Principal Distribution Amount                                             40,984.05
(xv)     Class E Note Interest                                                                   9,538.20
(xvi)    Class E Principal Distribution Amount                                                  48,230.40
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                            118,034.09
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                  -
(xx)     Remaining Amount to Residual Holder                                                            -

Reserve Account balance, ending                                                                118,034.71
Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                          -

         Reviewed By:



         ______________________________________________________________________
         JOEL CAPPON
         CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


"* The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

AVAILABLE FUNDS

        Collection Account balance, as of October 31, 2001                                         539,374.79
        Add: Investment earnings on amounts in Collection Account                                    2,822.47
        Add: Payments due Collection Account from last 3 business days of Collection Period        794,348.40
        Less: Amounts inadvertantly deposited into collection account                               (4,378.54)
        Add: Additional contribution for terminated trade-ups and rebooked leases                          --
        Add: Servicer Advance on current Determination Date                                      2,566,564.64
                                                                                                 ------------
        AVAILABLE FUNDS ON PAYMENT DATE                                                          3,907,488.84
        Reserve Account balance                                                                          0.62
                                                                                                 ------------
        TOTAL AVAILABLE FUNDS                                                                    3,907,489.46

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                       --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,907,489.46

Indemnity Payments paid inadvertantly deposited in Collection Account                                      --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,907,489.46

UNREIMBURSED SERVICER ADVANCES

        Unreimbursed Servicer Advances due                                                          32,030.80
        Unreimbursed Servicer Advances paid                                                         32,030.80
                                                                                                 ------------
          Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,875,458.66

SERVICER FEES

        Servicer Fees due                                                                           37,795.46
        Servicer Fees paid                                                                          37,795.46
                                                                                                 ------------
          Servicer Fees remaining unpaid                                                                   --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,837,663.20

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                             --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,837,663.20

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
        Indenture Trustee Fee due                                                                      416.67
        Indenture Trustee Fee paid                                                                     416.67
                                                                                                 ------------
          Indenture Trustee Fee remaining unpaid                                                           --
                                                                                                 ------------
  REMAINING AVAILABLE FUNDS                                                                      3,837,246.53

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

        Total Indenture Trustee Expenses due                                                               --
        Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                                 ------------
        Total Indenture Trustee Expenses paid                                                              --
                                                                                                 ------------
          Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                      3,837,246.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

        Class A-1 Note Interest                                                     0.00
        Class A-2 Note Interest                                                       --
        Class A-3 Note Interest                                                33,519.27
        Class A-4 Note Interest                                               360,555.57
          Total Class A Interest due                                          394,074.84
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                 3,443,171.69

CLASS B NOTE INTEREST

        Class B Note Interest due                                              56,565.39
        Class B Note Interest paid                                             56,565.39
                                                                           -------------
          Class B Note Interest remaining unpaid                                      --
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                 3,386,606.31

CLASS C NOTE INTEREST

        Class C Note Interest due                                              42,160.86
        Class C Note Interest paid                                             42,160.86
                                                                           -------------
          Class C Note Interest remaining unpaid                                      --
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                 3,344,445.45

CLASS D NOTE INTEREST

        Class D Note Interest due                                              12,870.58
        Class D Note Interest paid                                             12,870.58
                                                                           -------------
          Class D Note Interest remaining unpaid                                      --
                                                                           -------------
  REMAINING AVAILABLE FUNDS                                                 3,331,574.87

CLASS A BASE PRINCIPAL DISTRIBUTION

        Class A Base Principal Distribution Amount due                      2,627,281.61
        Class A Note Principal Balance as of preceding Payment Date        67,990,082.07
                                                                           -------------
        Class A Base Principal Distribution Amount paid                     2,627,281.61
                                                                           -------------
          Class A Base Principal Distribution Amount remaining unpaid                 --
        Class A-1 Note Principal Balance as of preceding Payment Date               0.00
        Class A-1 Base Principal Distribution Amount paid                           0.00
                                                                           -------------
          Class A-1 Note Principal Balance after distribution                         --
                                                                           -------------
        Remaining Class A Base Principal Distribution Amount                2,627,281.61
                                                                           -------------
        Class A-2 Note Principal Balance as of preceding Payment Date                 --
        Class A-2 Base Principal Distribution Amount paid                             --
                                                                           -------------
          Class A-2 Note Principal Balance after distribution                         --
        Remaining Class A Base Principal Distribution Amount                2,627,281.61
                                                                           -------------
        Class A-3 Note Principal Balance as of preceding Payment Date       6,003,451.07
        Class A-3 Base Principal Distribution Amount paid                   2,627,281.61
                                                                           -------------
          Class A-3 Note Principal Balance after distribution               3,376,169.46
        Remaining Class A Base Principal Distribution Amount                          --
                                                                           -------------
        Class A-4 Note Principal Balance as of preceding Payment Date      61,986,631.00
        Class A-4 Base Principal Distribution Amount paid                             --
                                                                           -------------
          Class A-4 Note Principal Balance after distribution              61,986,631.00
  REMAINING AVAILABLE FUNDS                                                   704,293.26

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CLASS B BASE PRINCIPAL DISTRIBUTION

        Class B Note Principal Balance as of preceding Payment Date               9,323,964.59
        Class B Base Principal Distribution due                                     248,310.15
        Class B Base Principal Distribution paid                                    248,310.15
                                                                                 -------------
          Class B Base Principal Distribution remaining unpaid                              --
          Class B Note Principal Balance after distribution on Payment Date       9,075,654.44
  REMAINING AVAILABLE FUNDS                                                         455,983.11

CLASS C BASE PRINCIPAL DISTRIBUTION

        Class C Note Principal Balance as of preceding Payment Date               6,316,234.18
        Class C Base Principal Distribution due                                     168,210.10
        Class C Base Principal Distribution paid                                    168,210.10
                                                                                 -------------
          Class C Base Principal Distribution remaining unpaid                              --
          Class C Note Principal Balance after distribution on Payment Date       6,148,024.07
  REMAINING AVAILABLE FUNDS                                                         287,773.01

CLASS D BASE PRINCIPAL DISTRIBUTION

        Class D Note Principal Balance as of preceding Payment Date               1,503,864.71
        Class D Base Principal Distribution due                                      40,050.02
        Class D Base Principal Distribution paid                                     40,050.02
                                                                                 -------------
          Class D Base Principal Distribution remaining unpaid                              --
          Class D Note Principal Balance after distribution on Payment Date       1,463,814.68
  REMAINING AVAILABLE FUNDS                                                         247,722.98

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION

        Class A-1 Note Principal Balance after Base Principal                               --
        Class A-1 Reallocated Principal Distribution                                        --
                                                                                 -------------
          Class A-1 Note Principal Balance after Reallocation                               --
  Remaining Available Funds                                                         247,722.98
                                                                                 -------------
        Class A-2 Note Principal Balance after Base Principal                               --
        Class A-2 Reallocated Principal Distribution                                        --
                                                                                 -------------
          Class A-2 Note Principal Balance after Reallocation                               --
  Remaining Available Funds                                                         247,722.98
                                                                                 -------------
        Class A-3 Note Principal Balance after Base Principal                     3,376,169.46
        Class A-3 Reallocated Principal Distribution                                        --
                                                                                 -------------
          Class A-3 Note Principal Balance after Reallocation                     3,376,169.46
  Remaining Available Funds                                                         247,722.98
                                                                                 -------------
        Class A-4 Note Principal Balance after Base Principal                    61,986,631.00
        Class A-4 Reallocated Principal Distribution                                        --
                                                                                 -------------
          Class A-4 Note Principal Balance after Reallocation                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                         247,722.98

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION

        Class B Note Principal Balance after Base Principal                       9,075,654.44
        Class B Reallocated Principal Distribution paid                                     --
                                                                                 -------------
          Class B Note Principal Balance after Reallocation                       9,075,654.44
  REMAINING AVAILABLE FUNDS                                                         247,722.98

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION

        Class C Note Principal Balance after Base Principal                       6,148,024.07
        Class C Reallocated Principal Distribution paid                                     --
                                                                                 -------------
          Class C Note Principal Balance after Reallocation                       6,148,024.07
  REMAINING AVAILABLE FUNDS                                                         247,722.98

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION

        Class D Note Principal Balance after Base Principal                       1,463,814.68
        Class D Reallocated Principal Distribution paid                                     --
          Class D Note Principal Balance after Reallocation                       1,463,814.68
  REMAINING AVAILABLE FUNDS                                                         247,722.98

CLASS E NOTE INTEREST

        Class E Note Interest due                                                     9,538.20
        Class E Note Interest paid                                                    9,538.20
                                                                                 -------------
          Class E Note Interest remaining unpaid                                            --
                                                                                 -------------
  REMAINING AVAILABLE FUNDS                                                         238,184.78

CLASS E BASE PRINCIPAL DISTRIBUTION

        Class E Note Principal Balance as of preceding Payment Date               1,628,142.07
        Class E Base Principal Distribution due                                      47,221.66
        Class E Base Principal Distribution paid                                     47,221.66
                                                                                 -------------
          Class E Base Principal Distribution remaining unpaid                              --
          Class E Note Principal Balance after distribution on Payment Date       1,580,920.42
  REMAINING AVAILABLE FUNDS                                                         190,963.13

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION

        Class E Note Principal Balance after Base Principal                       1,580,920.42
        Class E Reallocated Principal Distribution paid                                     --
          Class E Note Principal Balance after Reallocation                       1,580,920.42
  REMAINING AVAILABLE FUNDS                                                         190,963.13

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION

        Class A-1 Note Principal Balance after Reallocated Principal                        --
        Class A-1 Supplemental Principal Distribution                                       --
                                                                                 -------------
          Class A-1 Note Principal Balance after Supplemental                               --
  Remaining Available Funds                                                         190,963.13
                                                                                 -------------
        Class A-2 Note Principal Balance after Reallocated Principal                        --
        Class A-2 Supplemental Principal Distribution                                       --
                                                                                 -------------
          Class A-2 Note Principal Balance after Supplemental                               --
  Remaining Available Funds                                                         190,963.13
                                                                                 -------------
        Class A-3 Note Principal Balance after Reallocated Principal              3,376,169.46
        Class A-3 Supplemental Principal Distribution                                61,271.83
                                                                                 -------------
          Class A-3 Note Principal Balance after Supplemental                     3,314,897.63
  Remaining Available Funds                                                         129,691.30
                                                                                 -------------
        Class A-4 Note Principal Balance after Reallocated Principal             61,986,631.00
        Class A-4 Supplemental Principal Distribution                                       --
                                                                                 -------------
          Class A-4 Note Principal Balance after Supplemental                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                         129,691.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION

        Class B Note Principal Balance after Reallocated Principal      9,075,654.44
        Class B Supplemental Principal Distribution paid                    5,790.93
                                                                        ------------
          Class B Note Principal Balance after Supplemental             9,069,863.51
  REMAINING AVAILABLE FUNDS                                               123,900.37

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION

        Class C Note Principal Balance after Reallocated Principal      6,148,024.07
        Class C Supplemental Principal Distribution paid                    3,922.89
                                                                        ------------
          Class C Note Principal Balance after Supplemental             6,144,101.18
  REMAINING AVAILABLE FUNDS                                               119,977.48

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION

        Class D Note Principal Balance after Reallocated Principal      1,463,814.68
        Class D Supplemental Principal Distribution paid                      934.02
                                                                        ------------
          Class D Note Principal Balance after Supplemental             1,462,880.66
  REMAINING AVAILABLE FUNDS                                               119,043.45

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION

        Class E Note Principal Balance after Reallocated Principal      1,580,920.42
        Class E Supplemental Principal Distribution paid                    1,008.74
                                                                        ------------
          Class E Note Principal Balance after Supplemental             1,579,911.68
  REMAINING AVAILABLE FUNDS                                               118,034.71

RESERVE FUND

        Required Reserve Fund Amount                                    1,751,034.78
        Reserve Account Balance, Ending                                   118,034.71
        Reserve Account Deposit/(Withdrawal)                              118,034.09
                                                                        ------------
  REMAINING AVAILABLE FUNDS                                                       --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

        Indenture Trustee Expenses unpaid per above                               --
        Remaining Indenture Trustee Expenses paid                                 --
                                                                        ------------
          Remaining Indenture Trustee Expenses unpaid                             --
  REMAINING AVAILABLE FUNDS                                                       --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT

         ADCPB, beginning of Collection Period                                        90,709,110.70
         ADCPB, end of Collection Period                                              87,505,108.74
                                                                                     --------------
           Base Principal Amount                                                       3,204,001.96

UNREIMBURSED SERVICING ADVANCES

         Unreimbursed Servicing Advances from previous Collection Period               2,667,330.76
         Servicing Advances collected during the current Collection Period             2,635,299.96
                                                                                     --------------
           Unreimbursed Servicing Advances as of current Determination Date               32,030.80



CALCULATION OF SERVICER FEE

         ADCPB as of the prior Calculation Date                                       90,709,110.70
         Servicer Fee Rate                                                                    0.500%
         One-twelfth                                                                           1/12
                                                                                     --------------
         Servicer Fee due current period                                                  37,795.46
         Prior Servicer Fee arrearage                                                            --
                                                                                     --------------
         Servicer Fee due                                                                 37,795.46


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

         Indenture Trustee Fee (per Payment Date)                                            416.67
         Prior Indenture Trustee Fee arrearage                                                   --
                                                                                     --------------
         Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES

         Indenture Trustee Expenses due                                                          --
         Prior Indenture Trustee Expenses arrearage                                              --
                                                                                     --------------
         Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

         Other Amounts Due Servicer under Servicing Agreement - current period                   --
         Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                     --------------
         Total Other Amounts Due Servicer under Servicing Agreement                              --

AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

  Current                                         83,420,918.09           95.71%
    31 - 60 days past due                          1,434,319.95            1.65%
    61 - 90 days past due                            898,268.31            1.03%
    91+ days past due                              1,403,798.09            1.61%
                                                  -------------
                                                  87,157,304.45

GROSS CHARGE OFF

   ADCPB of All Defaulted Contracts                                     6,437.38
   Less Recoveries                                                     22,099.71
                                                                   -------------
   Total Charge Offs for the period                                   (15,662.33)

   End of Month ADCPB                                              87,505,108.74
   Gross Charge Off Ratio (Total Charge Offs/ADCPB)                       -0.02%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                 Initial         of Period     Interest                    Interest
   Class         Balance          Balance        Rate     Interest Due       Paid
------------------------------------------------------------------------------------
    A-1        30,818,212.00            0.00    5.855%           0.00          0.00
    A-2        31,956,385.00            0.00    6.460%           0.00          0.00
    A-3        18,823,624.00    6,003,451.07    6.700%      33,519.27     33,519.27
    A-4        61,986,631.00   61,986,631.00    6.980%     360,555.57    360,555.57
------------------------------------------------------------------------------------
  Class A     143,584,852.00   67,990,082.07     6.96%     394,074.84    394,074.84
------------------------------------------------------------------------------------
     B         13,570,520.00    9,323,964.59    7.280%      56,565.39     56,565.39
     C          9,192,933.00    6,316,234.18    8.010%      42,160.86     42,160.86
     D          2,188,793.00    1,503,864.71   10.270%      12,870.58     12,870.58
     E          2,363,897.00    1,628,142.07    7.030%       9,538.20      9,538.20
------------------------------------------------------------------------------------
Total Notes   170,900,995.00   86,762,287.62     7.13%     515,209.86    515,209.86
------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning      (Monthly)     (Reallocated)   (Supplemental)      Total            End          Ending
                of Period      Principal       Principal        Principal      Principal       of Period     Certificate
   Class         Balance         Paid            Paid             Paid           Paid           Balance        Factor
-------------------------------------------------------------------------------------------------------------------------
    A-1                0.00           0.00       0.00               0.00              0.00            0.00    0.0000000
    A-2                0.00           0.00       0.00               0.00              0.00            0.00    0.0000000
    A-3        6,003,451.07   2,627,281.61       0.00          61,271.83      2,688,553.44    3,314,897.63    0.1761031
    A-4       61,986,631.00           0.00       0.00               0.00              0.00   61,986,631.00    1.0000000
-----------------------------------------------------------------------------------------------------------
  Class A     67,990,082.07   2,627,281.61       0.00          61,271.83      2,688,553.44   65,301,528.63
-----------------------------------------------------------------------------------------------------------
     B         9,323,964.59     248,310.15       0.00           5,790.93        254,101.09    9,069,863.51    0.6683505
     C         6,316,234.18     168,210.10       0.00           3,922.89        172,132.99    6,144,101.18    0.6683505
     D         1,503,864.71      40,050.02       0.00             934.02         40,984.05    1,462,880.66    0.6683504
     E         1,628,142.07      47,221.66       0.00           1,008.74         48,230.40    1,579,911.68    0.6683505
-----------------------------------------------------------------------------------------------------------
Total Notes   86,762,287.62   3,131,073.54       0.00          72,928.42      3,204,001.96   83,558,285.66
-----------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


PRINCIPAL PAYMENT CALCULATION

                           Investor      Investor      Investor                    Supplemental
           (defined)       Monthly     Reallocated   Supplemental       Total       Percentage
             Class        Principal     Principal     Principal       Principal    of Principal
 Class     Percentage      Amount         Amount        Amount          Amount      Allocated
------------------------------------------------------------------------------------------------
   A           82.00%   2,627,281.61       0.00        61,271.83    2,688,553.44         84.02%
   B            7.75%     248,310.15       0.00         5,790.93      254,101.09          7.94%
   C            5.25%     168,210.10       0.00         3,922.89      172,132.99          5.38%
   D            1.25%      40,050.02       0.00           934.02       40,984.05          1.28%
   E            1.35%      47,221.66       0.00         1,008.74       48,230.40          1.38%
------------------------------------------------------------------------------------------------
                        3,131,073.54       0.00        72,928.42    3,204,001.96        100.00%
------------------------------------------------------------------------------------------------

FLOOR CALCULATION

                      Class               Floor Hit?                  Floored
 Class                Floors                (Y/N)                   Prin Amount
--------------------------------------------------------------------------------
   A                                                                     N/A
   B                       -                  No                     248,310.15
   C                       -                  No                     168,210.10
   D                       -                  No                      40,050.02
   E                       -                  No                      47,221.66
--------------------------------------------------------------------------------

(Retained) Certificate Balance          3,946,823.08
Initial OC Percentage                          2.40%

Overcollateralization Balance (prior)                               3,946,823.08
Overcollateralization Balance (current)                             3,946,823.08
Unfunded Loss Amount                                                        0.00
Cumulative Loss Amount                                                      0.00
Available Funds+Collection Account-Servicing                        3,837,246.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                        Yes/No
                                                                                        ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                         No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
         Class A-4 Maturity Date, the Class B Maturity Date, the Class C
         Maturity Date, the Class D Maturity Date, or the Class E Maturity Date,
         as the case may be, on any remaining principal owed on the outstanding
         Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
         case may be.                                                                     No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

Section                                                  Event                                                     Yes/No
--------   ----------------------------------------------------------------------------------------------------    ------
6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                          No
6.01(ii)   Failure to submit Monthly Statement                                                                       No
6.01(iii)  Failure to Observe Covenants in Servicing Agreement                                                       No
6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                             No
6.01(v)    Servicer files a voluntary petition for bankruptcy                                                        No
6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days      No
6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


Available Funds                                                                                          $3,902,391.01
Deposit from Reserve Account                                                                                     $0.00
                                                                                                                 -----
Total Available Amount to Note Holders:                                                                  $3,902,391.01


Disbursements from Collection Account: Section 3.05 of the Indenture

(i)      Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account               $0.00
(ii)     Indemnity Payments paid inadvertently deposited in Collection Account                                   $0.00
(iii)    Aggregate of:
           (a) Unreimbursed Servicer Advances (Other than current Collection Period)                        $37,476.69
           (b) Servicer Fees from current and prior Collection Period                                       $67,463.27
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                           $416.67
(v)      Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                                      $0.00

(vi)     Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                           $306,036.05
         Class A-2 Note Interest                                                                           $644,910.00
(vii)    Class B Note Interest                                                                              $87,984.68

(viii)   Class A Base Principal Distribution Amount

           Class A-1 Principal Distribution Amount                                                       $2,510,871.54
           Class A-2 Principal Distribution Amount                                                               $0.00
(ix)     Class B Base Principal Distribution Amount                                                        $202,117.70
(x)      Supplemental Interest Reserve Account addition amount                                              $45,114.41
(xi)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                           $0.00
(xii)    Excess to Trust Certificate Holder                                                                      $0.00

         Reviewed By:



         _______________________________________________________________________
         Joel Cappon
         Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

AVAILABLE FUNDS

      Collection Account balance, as of October 31, 2001                                      1,794,913.76
      Investment earnings on amounts in Collection Account                                        5,183.69
      Payments due Collection Account from last 3 business days of Collection Period            834,134.23
      Servicer Advance on current Determination Date                                          1,268,159.33
      Additional Contribution for loss on termination                                                 0.00
      Deposit from Reserve Account                                                                    0.00
      Deposit from Letter of Credit Account                                                           0.00
      AVAILABLE FUNDS ON PAYMENT DATE                                                         3,902,391.01

Initial Unpaid Amounts inadvertently deposited in Collection Account                                  0.00
  REMAINING AVAILABLE FUNDS                                                                   3,902,391.01

Indemnity Payments paid inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                   3,902,391.01

UNREIMBURSED SERVICER ADVANCES

      Unreimbursed Servicer Advances due                                                         37,476.69
      Unreimbursed Servicer Advances paid                                                        37,476.69
                                                                                                 ---------
        Unreimbursed Servicer Advances remaining unpaid                                               0.00
  REMAINING AVAILABLE FUNDS                                                                   3,864,914.32

SERVICER FEES

      Servicer Fees due                                                                          67,463.27
      Servicer Fees paid                                                                         67,463.27
                                                                                                 ---------
        Servicer Fees remaining unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                   3,797,451.05

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        0.00
  REMAINING AVAILABLE FUNDS                                                                   3,797,451.05

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
      Indenture Trustee Fee due                                                                     416.67
      Indenture Trustee Fee paid                                                                    416.67
                                                                                                    ------
        Indenture Trustee Fee remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                                   3,797,034.38

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)

      Total Indenture Trustee Expenses due                                                            0.00
      Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                  75,000.00
      Total Indenture Trustee Expenses paid                                                           0.00
                                                                                                      ----
        Indenture Trustee Expenses unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                   3,797,034.38

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:

      Class A-1 Note Interest due                                                               306,036.05
      Class A-1 Note Interest paid                                                              306,036.05
                                                                                                ----------
        Class A-1 Interest remaining unpaid                                                           0.00
      Class A-2 Note Interest due                                                               644,910.00
      Class A-2 Note Interest paid                                                              644,910.00
                                                                                                ----------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

      Class A-2 Interest remaining unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                           2,846,088.33

CLASS B NOTE INTEREST

      Class B Note Interest due                                                          87,984.68
      Class B Note Interest paid                                                         87,984.68
                                                                                         ---------
        Class B Note Interest remaining unpaid                                                0.00
  REMAINING AVAILABLE FUNDS                                                           2,758,103.65


CLASS A BASE PRINCIPAL DISTRIBUTION

      Class A-1 Note Principal Balance as of preceding Payment Date                  49,031,143.15
      Class A-1 Base Principal Distribution due                                       2,510,871.54
      Class A-1 Base Principal Distribution Amount paid                               2,510,871.54
                                                                                      ------------
        Class A-1 Base Principal Distribution remaining unpaid                                0.00
        Class A-1 Note Principal Balance after distribution on Payment Date          46,520,271.61

      Class A-2 Note Principal Balance as of preceding Payment Date                  99,600,000.00
      Class A-2 Base Principal Distribution due                                               0.00
      Class A-2 Base Principal Distribution Amount paid                                       0.00
                                                                                              ----
        Class A-2 Base Principal Distribution remaining unpaid                                0.00
        Class A-2 Note Principal Balance after distribution on Payment Date          99,600,000.00
  REMAINING AVAILABLE FUNDS                                                             247,232.11

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)

      Class B Note Principal Balance as of preceding Payment Date                    13,280,706.16
      Class B Base Principal Distribution due                                           202,117.70
      Class B Base Principal Distribution paid                                          202,117.70
                                                                                        ----------
        Class B Base Principal Distribution remaining unpaid                                  0.00
        Class B Note Principal Balance after distribution on Payment Date            13,078,588.46
  REMAINING AVAILABLE FUNDS                                                              45,114.41

SUPPLEMENTAL INTEREST RESERVE ACCOUNT

      Supplemental Interest Reserve Account Addition                                     45,114.41
  REMAINING AVAILABLE FUNDS                                                                   0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

      Indenture Trustee Expenses unpaid per above                                             0.00
      Remaining Indenture Trustee Expenses paid                                               0.00
                                                                                              ----
        Remaining Indenture Trustee Expenses unpaid                                           0.00
  REMAINING AVAILABLE FUNDS                                                                   0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                    0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

RESERVE ACCOUNT: SECTION 3.04(a)

       Initial Reserve Account Balance                                                      2,170,077.03
       Plus: Earnings for Collection Period per Section 3.04(b)                                 5,641.11
       Less: Withdrawal per Section 3.04(c)                                                            -
         Ending Reserve Account Balance                                                     2,175,718.14


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)

       Initial Letter of Credit Account Balance                                                        -
       Plus: Earnings for Collection Period                                                            -
       Plus: Additions from draws under Section 3.08(b)                                                -
       Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                             -
         Ending Letter of Credit Account Balance                                                       -


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)

       Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)        45,114.41
       Supplemental Interest Reserve Account Addition (Up to Supplemental Interest             45,114.41
         Required Amount)
       Supplemental Interest Reserve Account Distribution to Collection Account                        -


       Supplemental Interest Reserve Required Amount calculation

       Beginning Balance                                                                      821,060.13
         Plus: Additions (Up to 1% of Initial ADCPB)                                           45,114.41
         Plus: Earnings for Collection Period                                                   1,931.52
         Less: Required Distributions, To Collection Account                                           -
           Ending Supplemental Interest Reserve Account Balance                               868,106.06

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT

       ADCPB, beginning of Collection Period                                              161,911,849.31
       ADCPB, end of Collection Period                                                    159,198,860.07
                                                                                          --------------
         Base Principal Amount                                                              2,712,989.24


UNREIMBURSED SERVICING ADVANCES

       Unreimbursed Servicing Advances from previous Collection Period                      1,235,112.09
       Servicing Advances collected during the current Collection Period                    1,197,635.40
                                                                                            ------------
         Unreimbursed Servicing Advances as of current Determination Date                      37,476.69


CALCULATION OF SERVICER FEE

       ADCPB as of the prior Calculation Date                                             161,911,849.31
       Servicer Fee Rate                                                                           0.500%
       One-twelfth                                                                                  1/12
                                                                                                    ----
       Servicer Fee due current period                                                         67,463.27
       Prior Servicer Fee arrearage                                                                    -
                                                                                          --------------
       Servicer Fee due                                                                        67,463.27


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

       Indenture Trustee Fee (per Payment Date)                                                   416.67
       Prior Indenture Trustee Fee arrearage                                                        0.00
                                                                                                    ----
       Total Indenture Trustee Fee due                                                            416.67


INDENTURE TRUSTEE EXPENSES

       Indenture Trustee Expenses due                                                               0.00
       Prior Indenture Trustee Expenses arrearage                                                   0.00
                                                                                                    ----
       Total Indenture Trustee Expenses due                                                         0.00


OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

       Other Amounts Due Servicer under Servicing Agreement - current period                        0.00
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                       0.00
                                                                                                    ----
       Total Other Amounts Due Servicer under Servicing Agreement                                   0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning                                              Total          Total
                 Initial         of Period      Interest     Current      Overdue     Interest        Interest     Interest
   Class         Balance          Balance         Rate     Interest Due   Interest       Due            Paid       Shortfall
------------------------------------------------------------------------------------------------------------------------------
    A-1        75,000,000.00    49,031,143.15    7.490%      306,036.05     0.00       306,036.05     306,036.05         0.00
    A-2        99,600,000.00    99,600,000.00    7.770%      644,910.00     0.00       644,910.00     644,910.00         0.00
------------------------------------------------------------------------------------------------------------------------------
  Class A     174,600,000.00   148,631,143.15                950,946.05     0.00       950,946.05     950,946.05         0.00
------------------------------------------------------------------------------------------------------------------------------
     B         14,052,729.00    13,280,706.16    7.950%       87,984.68     0.00        87,984.68      87,984.68         0.00
------------------------------------------------------------------------------------------------------------------------------
Total Notes   188,652,729.00   161,911,849.31              1,038,930.73     0.00     1,038,930.73   1,038,930.73         0.00
------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning        Current                         End             Ending
                of Period       Principal       Principal      of Period      Certificate
   Class         Balance           Due            Paid          Balance          Factor
------------------------------------------------------------------------------------------
    A-1        49,031,143.15   2,510,871.54   2,510,871.54    46,520,271.61    0.62027029
    A-2        99,600,000.00           0.00           0.00    99,600,000.00    1.00000000
------------------------------------------------------------------------------------------
  Class A     148,631,143.15   2,510,871.54   2,510,871.54   146,120,271.61
------------------------------------------------------------------------------------------
     B         13,280,706.16     202,117.70     202,117.70    13,078,588.46    0.93067962
------------------------------------------------------------------------------------------
Total Notes   161,911,849.31   2,712,989.24   2,712,989.24   159,198,860.07
------------------------------------------------------------------------------------------

                         Beginning                  Base Principal     Principal
           Principal     of Period       Overdue     Distribution      Payment
            Percent       Balance       Principal       Amount          Amount
----------------------------------------------------------------------------------
Class A       92.55%   148,631,143.15     0.00       2,510,871.54    2,510,871.54
Class B        7.45%    13,280,706.16     0.00         202,117.70      202,117.70
----------------------------------------------------------------------------------

Base Principal Amount:                2,712,989.24
Gross Charge Off Event?                         No
Available Funds less Fees:            3,797,034.38

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                   Yes/No
                                                                                   ------
         a)    Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
               such Notes or the Indenture when due; and,                            No

         b)    Failure to distribute to the Noteholders (x) on any Payment
               Date, an amount equal to the principal due on the Outstanding
               Notes as of such Payment Date to the extent that sufficient
               Available Funds are on deposit in the Collection Account of
               (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
               Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
               Class A-2 Notes, Class B Notes, as the case may be.                   No

         c)    Failure on the part of the Trust duly to observe or perform in
               any material respect any other Covenants or Agreements.               No

         d)    The Trust shall consent to the appointment of a Custodian,
               Receiver, Trustee, or Liquidator, etc.                                No

         e)    The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
               proceeding under any bankruptcy laws etc.                             No

         f)    A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
               thereafter, etc.                                                      No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

 Section                                               Event                                                       Yes/No
---------  ---------------------------------------------------------------------------------------------------     ------
6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                          No
6.01(ii)   Failure to submit Monthly Statement                                                                       No
6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                                       No
6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                             No
6.01(v)    Servicer files a voluntary petition for bankruptcy                                                        No
6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days      No
6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                 No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
      Current                                                                           157,719,231.42                99.07%
      31 - 60 days past due                                                               1,304,530.14                 0.82%
      61 - 90 days past due                                                                 175,098.51                 0.11%
      91+ days past due                                                                           0.00                 0.00%
                                                                                                  ----
                                                                                        159,198,860.07


PUTBACK SUMMARY
      Defaults for Related Collection Period                                                                            0.00
      Total Defaulted Contracts                                                                                 2,792,636.06
      Recoveries from Reserve Account for Current Period                                                                0.00
       Total Recoveries from Lessees                                                                              223,797.44
       Total Recoveries from Reserve Account                                                                    2,568,838.62
      Net Remaining Defaulted                                                                                           0.00
      Recoveries from Source Recourse (Up to Available Source Recourse)                                                 0.00
      Recoveries from Draw on Letter of Credit Account                                                                  0.00


10% LIMITED RECOURSE AMOUNT
      Beginning Amount available under 10% limited recourse                                                    19,238,909.32
      Beginning % available under 10% limited recourse                                                              10.0000%
      Current months buy backs under 10% limited recourse obligation                                                    0.00
      Cumulative amount bought back under 10% limited recourse obligation                                               0.00
      Cumulative % bought back under 10% limited recourse obligation                                                 0.0000%


LETTERS OF CREDIT
      Beginning Value of the 2 Letters of Credit                                                               20,000,000.00
      Amount of step down in the Letters of Credit                                                                      0.00
      Ending Value of the 2 Letters of Credit                                                                  20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                      (NO/YES)
                                                                                                                  --------
      (i) Non Performance of Buy Back Obligation -
       Deposit full amount of both LOCs (No/Yes):                                                                     No

      (ii) Downgrade by Confirming bank - Deposit full amount
      of relevant LOC:
      Northern Trust Company (Downgraded below Aa/AA by Moodys
      and S&P respectively)                                                                                          No
      Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                                No

      (iii) Non-Renewal of Letters of Credit for 364 days by
      issuing or confirming bank:                                                                                    No
           Deposit full amount of relevant LOC:
      Draw on Letters of Credit?                                                                                     No

      If a draw on the letters of credit, amount deposited
      in Letter of Credit Account                                                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


GROSS CHARGE EVENT CALCULATION:                             Result
                                                            ------
       Defaulted Contracts Current Period                           0
       Total Defaulted Contracts Prior Period               2,792,636
                                                          -----------
       Total ADCPB of all Defaulted Contracts               2,792,636
       Total Initial ADCPB                                188,652,729
                                                          -----------
       % Total Defaulted                                        1.48%
       Maximum Allowed                                         10.00%

Gross Charge Off Event:                                                  No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


Available Amount to Note Holders:                                                               5,609,072.28
Reserve Account balance, beginning                                                                      0.54

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)    Initial Unpaid Amounts inadvertantly deposited in Collection Account                                -
(ii)   Indemnity Payments paid inadvertantly deposited in Collection Account                               -
(iii)  Aggregate of:
       (a) Unreimbursed Servicer Advances                                                          30,264.36
       (b) Servicer Fees from current and prior Collection Period                                  53,759.62
       (c) Servicing Charges inadvertantly deposited in Collection Account                                 -
(iv)   Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                    416.67
(v)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                       -

(vi) Class A-1 through A-4 Note Interest on a pari passu basis:
       Class A-1 Note Interest                                                                             -
       Class A-2 Note Interest                                                                     28,532.85
       Class A-3 Note Interest                                                                    320,780.10
       Class A-4 Note Interest                                                                    210,522.36
(vii)  Class B Note Interest                                                                      113,723.27
(viii) Class C Note Interest                                                                       72,010.11
(ix)   Class D Note Interest                                                                       32,864.64

(x)    Class A Base Principal Distribution Amount
       Class A-1 Principal Distribution Amount                                                             -
       Class A-2 Principal Distribution Amount                                                  3,542,774.38
       Class A-3 Principal Distribution Amount                                                             -
       Class A-4 Principal Distribution Amount                                                             -
(xi)   Class B Base Principal Distribution Amount                                                 455,662.30
(xii)  Class C Base Principal Distribution Amount                                                 273,397.38
(xiii) Class D Base Principal Distribution Amount                                                  91,132.47
(xv)   Class E Note Interest                                                                       49,650.51
(xvi)  Class E Principal Distribution Amount                                                      333,581.25
(xviii)Reserve Account Reimbursement/(Withdrawal)                                                       0.00
(xix)  Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                       -
(xx)   Remaining Amount to Residual Holder                                                                 -


Reserve Account balance, ending                                                                         0.54

Disbursements from Reserve Account:
  Interest earned on Reserve Account to Residual Holder                                                   -


Reviewed By:




-------------------------------------------------------------------------------
JOEL CAPPON
CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


AVAILABLE FUNDS
     Collection Account balance, as of October 31, 2001                                              408,267.72
     Investment earnings on amounts in Collection Account                                              3,669.86
     Payments due Collection Account from last 3 business days of Collection Period                1,130,768.02
     Amounts inadvertantly deposited into collection account                                                  -
     Additional contribution for terminated trade-ups and rebooked leases                              6,977.83
     Servicer Advance on current Determination Date                                                4,059,388.85
                                                                                                  -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                               5,609,072.28
     Reserve Account balance                                                                               0.54
                                                                                                  -------------
     TOTAL AVAILABLE FUNDS                                                                         5,609,072.82

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                          -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,609,072.82

Indemnity Payments paid inadvertantly deposited in Collection Account                                         -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,609,072.82

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                               30,264.36
     Unreimbursed Servicer Advances paid                                                              30,264.36
                                                                                                  -------------
     Unreimbursed Servicer Advances remaining unpaid                                                          -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,578,808.46

SERVICER FEES
     Servicer Fees due                                                                                53,759.62
     Servicer Fees paid                                                                               53,759.62
                                                                                                  -------------
     Servicer Fees remaining unpaid                                                                           -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,525,048.84

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                                -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,525,048.84

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                           416.67
     Indenture Trustee Fee paid                                                                          416.67
                                                                                                  -------------
     Indenture Trustee Fee remaining unpaid                                                                   -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,524,632.17

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                     -
     Cap on Indenture Trustee Expenses per 7.07(a)(ii)                                                75,000.00
                                                                                                  -------------
     Total Indenture Trustee Expenses paid                                                                    -
                                                                                                  -------------
     Indenture Trustee Expenses unpaid                                                                        -
REMAINING AVAILABLE FUNDS                                                                          5,524,632.17

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                                  -
     Class A-2 Note Interest                                                                          28,532.85
     Class A-3 Note Interest                                                                         320,780.10
     Class A-4 Note Interest                                                                         210,522.36
     Total Class A Interest due                                                                      559,835.31
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,964,796.85

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                       113,723.27
     Class B Note Interest paid                                                                      113,723.27
                                                                                                  -------------
     Class B Note Interest remaining unpaid                                                                   -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,851,073.58

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                        72,010.11
     Class C Note Interest paid                                                                       72,010.11
                                                                                                  -------------
     Class C Note Interest remaining unpaid                                                                   -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,779,063.47

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                        32,864.64
     Class D Note Interest paid                                                                       32,864.64
                                                                                                  -------------
     Class D Note Interest remaining unpaid                                                                   -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,746,198.83

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                                3,542,774.38
     Class A Note Principal Balance as of preceding Payment Date                                  89,468,013.30
                                                                                                  -------------
     Class A Base Principal Distribution Amount paid                                               3,542,774.38
                                                                                                  -------------
     Class A Base Principal Distribution Amount remaining unpaid                                              -
     Class A-1 Note Principal Balance as of preceding Payment Date                                            -
     Class A-1 Base Principal Distribution Amount paid                                                        -
                                                                                                  -------------
     Class A-1 Note Principal Balance after distribution                                                      -
                                                                                                  -------------
     Remaining Class A Base Principal Distribution Amount                                          3,542,774.38
                                                                                                  -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                 4,658,425.30
     Class A-2 Base Principal Distribution Amount paid                                             3,542,774.38
                                                                                                  -------------
     Class A-2 Note Principal Balance after distribution                                           1,115,650.91
     Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                  -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                                51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                                        -
                                                                                                  -------------
     Class A-3 Note Principal Balance after distribution                                          51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                                     -
                                                                                                  -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                                33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                                        -
                                                                                                  -------------
     Class A-4 Note Principal Balance after distribution                                          33,416,247.00
REMAINING AVAILABLE FUNDS                                                                          1,203,424.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                                  17,563,440.09
     Class B Base Principal Distribution due                                                         455,662.30
     Class B Base Principal Distribution paid                                                        455,662.30
                                                                                                  -------------
     Class B Base Principal Distribution remaining unpaid                                                     -
     Class B Note Principal Balance after distribution on Payment Date                            17,107,777.79
REMAINING AVAILABLE FUNDS                                                                            747,762.15

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                                  10,538,064.22
     Class C Base Principal Distribution due                                                         273,397.38
     Class C Base Principal Distribution paid                                                        273,397.38
                                                                                                  -------------
     Class C Base Principal Distribution remaining unpaid                                                     -
     Class C Note Principal Balance after distribution on Payment Date                            10,264,666.84
REMAINING AVAILABLE FUNDS                                                                            474,364.77

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                                   3,426,374.47
     Class D Base Principal Distribution due                                                          91,132.47
     Class D Base Principal Distribution paid                                                         91,132.47
                                                                                                  -------------
     Class D Base Principal Distribution remaining unpaid                                                     -
     Class D Note Principal Balance after distribution on Payment Date                             3,335,242.01
REMAINING AVAILABLE FUNDS                                                                            383,232.30

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                                    -
     Class A-1 Reallocated Principal Distribution                                                             -
                                                                                                  -------------
     Class A-1 Note Principal Balance after Reallocation                                                      -
Remaining Available Funds                                                                            383,232.30
                                                                                                  -------------
     Class A-2 Note Principal Balance after Base Principal                                         1,115,650.91
     Class A-2 Reallocated Principal Distribution                                                             -
                                                                                                  -------------
     Class A-2 Note Principal Balance after Reallocation                                           1,115,650.91
Remaining Available Funds                                                                            383,232.30
                                                                                                  -------------
     Class A-3 Note Principal Balance after Base Principal                                        51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                             -
                                                                                                  -------------
     Class A-3 Note Principal Balance after Reallocation                                          51,393,341.00
Remaining Available Funds                                                                            383,232.30
                                                                                                  -------------
     Class A-4 Note Principal Balance after Base Principal                                        33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                             -
                                                                                                  -------------
     Class A-4 Note Principal Balance after Reallocation                                          33,416,247.00
REMAINING AVAILABLE FUNDS                                                                            383,232.30

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                          17,107,777.79
     Class B Reallocated Principal Distribution paid                                                          -
                                                                                                  -------------
     Class B Note Principal Balance after Reallocation                                            17,107,777.79
REMAINING AVAILABLE FUNDS                                                                            383,232.30

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                          10,264,666.84
     Class C Reallocated Principal Distribution paid                                                          -
                                                                                                  -------------
     Class C Note Principal Balance after Reallocation                                            10,264,666.84
REMAINING AVAILABLE FUNDS                                                                            383,232.30

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                           3,335,242.01
     Class D Reallocated Principal Distribution paid                                                          -
     Class D Note Principal Balance after Reallocation                                             3,335,242.01
REMAINING AVAILABLE FUNDS                                                                            383,232.30

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                        49,650.51
     Class E Note Interest paid                                                                       49,650.51
                                                                                                  -------------
     Class E Note Interest remaining unpaid                                                                   -
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                            333,581.79

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                                   3,627,998.79
     Class E Base Principal Distribution due                                                         333,581.25
     Class E Base Principal Distribution paid                                                        333,581.25
                                                                                                  -------------
     Class E Base Principal Distribution remaining unpaid                                                     -
     Class E Note Principal Balance after distribution on Payment Date                             3,294,417.54
REMAINING AVAILABLE FUNDS                                                                                  0.54

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                           3,294,417.54
     Class E Reallocated Principal Distribution paid                                                          -
     Class E Note Principal Balance after Reallocation                                             3,294,417.54
REMAINING AVAILABLE FUNDS                                                                                  0.54

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                             -
     Class A-1 Supplemental Principal Distribution                                                            -
                                                                                                  -------------
     Class A-1 Note Principal Balance after Supplemental                                                      -
Remaining Available Funds                                                                                  0.54
                                                                                                  -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                  1,115,650.91
     Class A-2 Supplemental Principal Distribution                                                            -
                                                                                                  -------------
     Class A-2 Note Principal Balance after Supplemental                                           1,115,650.91
Remaining Available Funds                                                                                  0.54
                                                                                                  -------------
     Class A-3 Note Principal Balance after Reallocated Principal                                 51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                            -
                                                                                                  -------------
     Class A-3 Note Principal Balance after Supplemental                                          51,393,341.00
Remaining Available Funds                                                                                  0.54
                                                                                                  -------------
     Class A-4 Note Principal Balance after Reallocated Principal                                 33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                            -
                                                                                                  -------------
     Class A-4 Note Principal Balance after Supplemental                                          33,416,247.00
REMAINING AVAILABLE FUNDS                                                                                  0.54

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                   17,107,777.79
     Class B Supplemental Principal Distribution paid                                                         -
                                                                                                  -------------
     Class B Note Principal Balance after Supplemental                                            17,107,777.79
REMAINING AVAILABLE FUNDS                                                                                  0.54

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                   10,264,666.84
     Class C Supplemental Principal Distribution paid                                                         -
                                                                                                  -------------
     Class C Note Principal Balance after Supplemental                                            10,264,666.84
REMAINING AVAILABLE FUNDS                                                                                  0.54

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                    3,335,242.01
     Class D Supplemental Principal Distribution paid                                                         -
                                                                                                  -------------
     Class D Note Principal Balance after Supplemental                                             3,335,242.01
REMAINING AVAILABLE FUNDS                                                                                  0.54

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                    3,294,417.54
     Class E Supplemental Principal Distribution paid                                                         -
                                                                                                  -------------
     Class E Note Principal Balance after Supplemental                                             3,294,417.54
REMAINING AVAILABLE FUNDS                                                                                  0.54

RESERVE FUND
     Required Reserve Fund Amount                                                                  2,114,952.31
     Reserve Account Balance, Ending                                                                       0.54
     Reserve Account Deposit/(Withdrawal)                                                                  0.00
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                                     -

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                              -
     Remaining Indenture Trustee Expenses paid                                                                -
                                                                                                  -------------
     Remaining Indenture Trustee Expenses unpaid                                                              -
REMAINING AVAILABLE FUNDS                                                                                     -

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                                    -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED NOVEMBER 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                                    129,023,099.40
      ADCPB, end of Collection Period                                                                          124,466,476.40
                                                                                                               --------------
      Base Principal Amount                                                                                      4,556,623.01

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                                            4,009,394.13
      Servicing Advances collected during the current Collection Period                                          3,979,129.77
                                                                                                               --------------
      Unreimbursed Servicing Advances as of current Determination Date                                              30,264.36


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                                   129,023,099.40
      Servicer Fee Rate                                                                                                0.500%
      One-twelfth                                                                                                        1/12
                                                                                                                         ----
      Servicer Fee due current period                                                                               53,759.62
      Prior Servicer Fee arrearage                                                                                          -
                                                                                                               --------------
      Servicer Fee due                                                                                              53,759.62

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                                         416.67
      Prior Indenture Trustee Fee arrearage                                                                                 -
                                                                                                               --------------
      Total Indenture Trustee Fee due                                                                                  416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                                        -
      Prior Indenture Trustee Expenses arrearage                                                                            -
                                                                                                               --------------
      Total Indenture Trustee Expenses due                                                                                  -

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                                                 -
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                                -
                                                                                                               --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                                            -


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
      Current                                                                           114,221,886.10                  91.72%
      31 - 60 days past due                                                               3,810,868.34                   3.06%
      61 - 90 days past due                                                               2,175,501.85                   1.75%
      91+ days past due                                                                   4,327,708.58                   3.48%
                                                                                        --------------
                                                                                        124,535,964.88

GROSS CHARGE OFF
      ADCPB of All Defaulted Contracts                                                                              12,488.74
      Less Recoveries                                                                                               11,986.78
                                                                                                               --------------
      Total Charge Offs for the period                                                                                 501.96

      End of Month ADCPB                                                                                       124,466,476.40
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                                  0.00%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2001



INTEREST PAYMENTS TO NOTEHOLDERS

                                       Beginning
                     Initial           of Period         Interest                         Interest
  Class              Balance             Balance            Rate       Interest Due         Paid
-----------------------------------------------------------------------------------------------------
   A-1            50,018,622.00                0.00        6.938%              0.00             0.00
   A-2            29,609,332.00        4,658,425.30        7.350%         28,532.85        28,532.85
   A-3            51,393,341.00       51,393,341.00        7.490%        320,780.10       320,780.10
   A-4            33,416,247.00       33,416,247.00        7.560%        210,522.36       210,522.36
-----------------------------------------------------------------------------------------------------
 Class A         164,437,542.00       89,468,013.30         7.51%        559,835.31       559,835.31
-----------------------------------------------------------------------------------------------------
    B             21,149,523.00       17,563,440.09        7.770%        113,723.27       113,723.27
    C             12,689,714.00       10,538,064.22        8.200%         72,010.11        72,010.11
    D              4,229,905.00        3,426,374.47       11.510%         32,864.64        32,864.64
    E              4,124,157.00        3,627,998.79        7.690%         49,650.51        49,650.51
-----------------------------------------------------------------------------------------------------
Total Notes      206,630,841.00      124,623,890.87         7.72%        828,083.84       828,083.84
-----------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                  Beginning       (Monthly)     (Reallocated)   (Supplemental)          Total             End             Ending
                  of Period       Principal       Principal       Principal          Principal         of Period       Certificate
   Class           Balance          Paid            Paid           Paid                Paid            Balance            Factor
----------------------------------------------------------------------------------------------------------------------------------
    A-1                  0.00            0.00        0.00            0.00                  0.00               0.00      0.0000000
    A-2          4,658,425.30    3,542,774.38        0.00            0.00          3,542,774.38       1,115,650.91      0.0376790
    A-3         51,393,341.00            0.00        0.00            0.00                  0.00      51,393,341.00      1.0000000
    A-4         33,416,247.00            0.00        0.00            0.00                  0.00      33,416,247.00      1.0000000
-------------------------------------------------------------------------------------------------------------------
  Class A       89,468,013.30    3,542,774.38        0.00            0.00          3,542,774.38      85,925,238.91
-------------------------------------------------------------------------------------------------------------------
     B          17,563,440.09      455,662.30        0.00            0.00            455,662.30      17,107,777.79      0.8088966
     C          10,538,064.22      273,397.38        0.00            0.00            273,397.38      10,264,666.84      0.8088966
     D           3,426,374.47       91,132.47        0.00            0.00             91,132.47       3,335,242.01      0.7884910
     E           3,627,998.79      333,581.25        0.00            0.00            333,581.25       3,294,417.54      0.7988099
-------------------------------------------------------------------------------------------------------------------
Total Notes    124,623,890.87    4,696,547.79        0.00            0.00          4,696,547.79     119,927,343.08
-------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED NOVEMBER 1, 2001



PRINCIPAL PAYMENT CALCULATION


                                 Investor          Investor          Investor                           Supplemental
              (defined)           Monthly         Reallocated      Supplemental           Total          Percentage
                Class            Principal         Principal        Principal           Principal       of Principal
 Class       Percentage           Amount            Amount            Amount              Amount         Allocated
--------------------------------------------------------------------------------------------------------------------
   A            77.75%         3,542,774.38           0.00              0.00          3,542,774.38          79.58%
   B            10.00%           455,662.30           0.00              0.00            455,662.30          10.24%
   C             6.00%           273,397.38           0.00              0.00            273,397.38           6.14%
   D             2.00%            91,132.47           0.00              0.00             91,132.47           2.05%
   E             1.95%           387,264.96           0.00              0.00            387,264.96           2.00%
--------------------------------------------------------------------------------------------------------------------
                               4,750,231.49           0.00              0.00          4,750,231.49         100.00%
--------------------------------------------------------------------------------------------------------------------


FLOOR CALCULATION

                   Class        Floor Hit?           Floored
    Class          Floors          (Y/N)           Prin Amount
----------------------------------------------------------------
      A                                                N/A
      B               -             No              455,662.30
      C               -             No              273,397.38
      D               -             No               91,132.47
      E               -             No              387,264.96
----------------------------------------------------------------


(Retained) Certificate Balance             4,399,208.53
Initial OC Percentage                             2.30%

Overcollateralization Balance (prior)                  4,399,208.53
Overcollateralization Balance (current)                4,539,133.31
Unfunded Loss Amount                                           0.00
Cumulative Loss Amount                                 2,440,208.60
Available Funds+Collection Account-Servicing           5,524,631.63

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED NOVEMBER 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                         Yes/No
         A) Failure to distribute to the Noteholders all or
         part of any payment of Interest required to be made               No
         under the terms of such Notes or the Indenture when due; and,

         B) Failure to distribute to the Noteholders (x) on
         any Payment Date, an amount equal to the principal
         due on the Ouststanding Notes as of such Payment Date
         to the extent that sufficient Available Funds are on
         deposit in the Collection Account of (y) on the Class
         A-1 Maturity Date, the Class A-2 Maturity Date, the
         Class A-3 Maturity Date, the Class A-4 Maturity Date,
         the Class B Maturity Date, the Class C Maturity Date,
         the Class D Maturity Date, or the Class E Maturity
         Date, as the case may be, on any remaining principal
         owed on the outstanding Class A-1 Notes, Class A-2
         Notes, Class A-3 Notes, Class A-4 Notes, Class B
         Notes, Class C Notes, Class D Notes, or Class E
         Notes, as the case may be.                                        No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


         Section                            Event                        Yes/No
         6.01(i)     Failure to make payment, deposit, transfer,
                     or delivery required                                  No
         6.01(ii)    Failure to submit Monthly Statement                   No
         6.01(iii)   Failure to Observe Covenants in Servicing
                     Agreement                                             No
         6.01(iv)    Servicer consents to appointment of custodian,
                     receiver, etc.                                        No
         6.01(v)     Servicer files a voluntary petition for
                     bankruptcy                                            No
         6.01(vi)    Petition under bankruptcy laws against Servicer
                     is not stayed, withdrawn or dismissed within
                     60 days
         6.01(vii)   Assignment by Servicer to a delegate its rights
                     under Servicing Agreement                             No